                             FOURTEENTH AMENDMENT TO
                    AMENDED AND RESTATED CREDIT AGREEMENT AND
                               AMENDMENT AGREEMENT


         This Fourteenth Amendment to Amended and Restated Credit Agreement and Amendment Agreement (this "Amendment") is entered into effective as of September 30, 2002 between Bank One, NA (successor by merger to Bank One, Michigan), with its main office in Chicago, Illinois ("Bank One"), PNC Bank, National Association (collectively with Bank One, the "Banks"), with Bank One as agent for the Banks (the "Agent"), Owosso Corporation, Ahab Investment Company, DWZM, Inc., SMX Liquidation Corp., Inc., f/k/a Snowmax Incorporated, Stature Electric, Inc., Owosso Motor Group, Inc., AAC Liquidation Corp., Inc., f/k/a Astro Air Coils, Inc. and Owosso-Delaware, Inc. and f/k/a Cramer Company (collectively, the "Borrowers").

                                    RECITALS
                                    --------

         This Amendment is based on the following recitals ("Recitals"), which are incorporated into and made a part of this Amendment:

         1. The Banks and the Borrowers are parties to an Amended and Restated Credit Agreement dated as of January 22, 1999, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of June 14, 2000, a Second Amendment to Amended and Restated Credit Agreement dated as of September 28, 2000, a Third Amendment to Amended and Restated Credit Agreement, Revolving Credit Note, Amended and Restated Pledge Agreement and Security Agreement dated effective as of October 29, 2000, a Fourth Amendment to Amended and Restated Credit Agreement, Revolving Credit Notes and Security Agreement dated as of November 30, 2000, a Fifth Amendment to Amended and Restated Credit Agreement, Revolving Credit Notes, Amended and Restated Pledge Agreement and Security Agreement dated January 24, 2001, an Amendment Agreement dated February 12, 2001 (the "Amendment Agreement"), a Seventh Amendment to Amended and Restated Credit Agreement dated as of May 9, 2001, an Eighth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated as of July 31, 2001, a Ninth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated January 7, 2002, a Tenth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated February 7, 2002, an Eleventh Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated May 16, 2002, a Twelfth Amendment to Amended and Restated Credit Agreement and Amendment Agreement as of July 8, 2002 and a Thirteenth Amendment to Amended and Restated Credit Agreement, Amendment Agreement, Amended and Restated Pledge Agreement and Security Agreement dated July 30, 2002 (as amended, the "Loan Agreement") and two Revolving Credit Notes dated on or about July 31, 2002 each running in favor of one of the Banks (the "Notes") as well as various other documents executed previously, simultaneously therewith or subsequently (all of the foregoing, including the Loan Agreement, are collectively referred to as the "Loan Documents").

         2. Pursuant to the terms of the Loan Agreement, and at the request of the Borrowers, the Banks made available a letter of credit in the face amount of $1,200,000 for the benefit of The Travelers Indemnity Company (the "Travelers Workers Comp Letter of Credit") and a letter of credit in the face amount of $400,000 for the benefit of Liberty Mutual (the "Liberty Mutual Workers Comp Letter of Credit", and collectively with the Travelers Workers Comp Letter of Credit, the "Workers Comp Letters of Credit"), both to allow the Borrowers to obtain workers' compensation insurance. The Travelers Workers Comp Letter of Credit currently expires on December 31, 2002, and Travelers must be notified by September 30, 2002 whether the expiry date will be extended. The Liberty Mutual Workers Comp Letter of Credit currently expires on December 31, 2002 and Liberty Mutual must be notified by October 17, 2002 whether the expiry date will be extended. The Borrowers have represented to the Banks that if the expiry dates of the Workers Comp Letters of Credit are not extended the beneficiaries will present the Workers Comp Letters of Credit for full payment.

         3. Pursuant to the terms of various documents and agreements, and at the request of the Borrowers, PNC also made available a letter of credit in the face amount of $191,000 for the benefit of Triad Realty (the "PNC Letter of Credit"), the expiry date of which was previously extended at the request of the Borrowers and Triad Realty until September 30, 2003.

         4. The Borrowers acknowledge that both the Forbearance Period and the line of credit provided for under the Loan Agreement (the "Line of Credit") terminate by their terms on December 31, 2002 (absent prior termination in accordance with the terms of the Loan Documents). The Borrowers further acknowledge that the Banks have not made any decisions about whether they will be willing to extend the Forbearance Agreement or the Line of Credit beyond December 31, 2002, the requirements of any proposed extension or whether they will otherwise elect to exercise their rights or remedies on or before December
31. Nevertheless, the Borrowers have requested that the Banks agree to extend the expiry dates of the Workers Comp Letters of Credit through March 31, 2003, and previously requested that PNC agree to extend the expiry date of the PNC Letter of Credit through September 30, 2003, to prevent draws while the Banks and the Borrowers discuss the future of their lending relationship.

         5. Additionally, at the time of execution of the Thirteenth Amendment to Amended and Restated Credit Agreement, Amendment Agreement, Amended and Restated Pledge Agreement and Security Agreement dated July 30, 2002, the Borrowers indicated to the Agent and the Banks that, due to their sale of the stock of Motor Products-Ohio Corporation and Motor Products-Owosso Corporation they would not be able to meet the financial covenants set forth in Section 7(f) of the Amendment Agreement. The Banks agreed to work with the Borrowers to attempt to reset financial covenants to appropriate levels following the sales and, based on information and projections provided by the Borrowers and subsequent negotiations, the Borrowers and the Banks have agreed to a new financial covenant to measure financial performance for the period September 1, 2002 through December 31, 2002.

         6. The Banks have agreed to amend the Loan Agreement to provide for an extension of the expiry dates of the Workers Comp Letters of Credit and the PNC Letter of Credit and amendment of the financial covenants, subject to the terms and conditions set forth herein.

                                    AGREEMENT
                                    ---------

         Based on the foregoing Recitals (which are incorporated herein as representations, warranties, acknowledgments and agreements of the parties, as the case may be) and for other good and valuable consideration, the receipt and adequacy of which is mutually acknowledged by the parties hereto, Borrowers and Banks agree as follows:

         A. The Loan Agreement and the Amendment Agreement are amended as follows:

                  (1) Notwithstanding anything to the contrary in the terms of the Loan Agreement, the stated expiry dates of the Workers Comp Letters of Credit only may be no later than March 31, 2003 and of the PNC Letter of Credit only may be no later than September 30, 2003. Each of the Workers Comp Letters of Credit and the PNC Letter of Credit will continue to be a "Letter of Credit", as that term is defined and used in the Loan Agreement, for all purposes, and the Borrowers have all obligations, and the Banks all rights and remedies, with respect thereto provided for in the Loan Agreement and the other Loan Documents and any related applications or reimbursement agreements.

                  (2) Upon the occurrence of an Event of Default under the Loan Agreement or the Amendment Agreement, or if the Borrowers and the Banks have not executed an agreement providing for an extension of the Forbearance Period and the maturity of the Line of Credit on or before December 26, 2002, the Agent at its sole discretion may make an advance under the Line of Credit equal to the face amount of any outstanding Letter of Credit (including without limitation the Workers Comp Letters of Credit and the PNC Letter of Credit) and hold any amount so advanced as cash collateral security for the Borrowers' obligations to the Agent and the Banks with respect to such Letter of Credit. Any amounts so held will be deposited into a segregated interest bearing account at Bank One in the name of the Agent in such capacity and the Agent in such capacity shall be granted a lien and security interest in the amounts deposited therein to secure all of the Obligations, provided, however, that interest on such account will accrue for the benefit of the Borrowers.

                  (3) Section 7(f) of the Amendment Agreement is amended to delete the existing financial covenants for September, October, November and December, 2002 only in their entireties and to add the following new financial covenant: "Borrowers' consolidated EBITDA on a cumulative basis for the period commencing September 1, 2002 shall not be less than the following amounts at the following dates: September 30, 2002: $103,500.00; October 31, 2002: $265,500.00; November 30,
         2002: $364,500.00; and December 31. 2002: $479,700.00."

         B. Borrowers acknowledge and agree that nothing in this Amendment constitutes an agreement on the part of the Banks or the Agent to extend either the Forbearance Period or the Line of Credit beyond December 31, 2002 nor are the Banks or the Agent obligated to either extend the Forbearance Period or the Line of Credit or further extend the expiry date of any of the Workers Comp Letters of Credit or the PNC Letter of Credit (or extend the expiry date of any other Letter of Credit). The Agent and the Banks reserve all of their rights and remedies under the Loan Agreement, the Amendment Agreement and the other Loan Documents.

         C. From and after the date of this Amendment, references in the Loan Documents (i) to the Loan Agreement and the Amendment Agreement are to be treated as referring to the Loan Agreement and the Amendment Agreement as amended by this Amendment, and (ii) to "obligations", "Obligations" and "liabilities" are to be treated as referring to all indebtedness and obligations referred to in this Amendment or the Loan Documents.

         D. Subsequent to execution and delivery of this Amendment, Borrowers must cause to be executed and delivered to the Banks such financing statements, resolutions and other agreements that the Banks may reasonably require to effectuate the transactions contemplated by this Amendment. Borrowers must pay all costs and expenses (including reasonable attorneys' fees) incurred by the Banks in connection with this Amendment.

         E. Each Borrower expressly acknowledges and agrees that (i) each Borrower, jointly, jointly and severally, and severally remains liable for any and all obligations and indebtedness under the Loan Documents and (ii) except to the extent heretofore released, all collateral security and security interests, liens, pledges, and mortgages heretofore or hereafter granted the Banks including, without limitation, such collateral, security interests, liens, pledges, and mortgages granted under the Loan Documents, extend to and cover all of each Borrower's obligations to the Banks, now existing or hereafter arising including, without limitation, those arising in connection with this Amendment and under all guaranty agreements now or in the future given by any Borrower in either Bank's favor, each Borrower's present and future obligations to the Banks under foreign exchange contracts, derivatives or hedging transactions, including but not limited to interest rate, commodity, currency, or credit swaps or options that may be provided from time to time by the Banks to the Borrowers, all of which security interests, liens, pledges, and mortgages are ratified, reaffirmed, confirmed and approved.

         F. Each Borrower represents and warrants to the Banks that:

                  (1) (a) The execution, delivery and performance of this Amendment by the Borrowers and all agreements and documents delivered by Borrowers in connection with this Amendment have been duly authorized by all necessary corporate or other organizational action and does not and will not require any consent or approval of its stockholders or members, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or of its articles of incorporation, articles of organization, or bylaws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected.

                      (b) No authorization, consent, approval, license, exemption of or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by Borrowers of this Amendment and all agreements and documents delivered in connection with this Amendment.

                      (c) This Amendment and all agreements and documents delivered by Borrowers in connection with this Amendment are the legal, valid and binding obligations of each Borrower enforceable against it in accordance with the terms thereof.

                  (2) After giving effect to the amendments contained in this Amendment, all of the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  (3) Each Borrower's interim financial statements furnished to the Banks, which have been provided through August, 2002, fairly present such Borrower's financial condition as of such dates and the results of such Borrower's operations for the periods indicated. The Borrowers' consolidated financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, and since the date of the last such financial statement there has been no material adverse change in such financial condition.

                  (4) GBMC, Inc., a Borrower under the Loan Agreement, has dissolved without any assets or liabilities and has therefore been removed as a Borrower from this Amendment.

         G. The terms and provisions of this Amendment amend, add to and constitute a part of the Loan Agreement, the Amendment Agreement and the other Loan Documents. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Loan Agreement, the Amendment Agreement and the other Loan Documents remain in full force and effect and are ratified, reaffirmed, confirmed, and approved.

         H. If there is an express conflict between the terms of this Amendment and the terms of the Loan Agreement or the other Loan Documents, the terms of this Amendment govern and control.

         I. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one instrument.

         J. WAIVER OF JURY TRIAL.

         BORROWERS AND BANKS EACH ACKNOWLEDGE THAT THE RIGHT TO A TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THE RIGHT MAY BE WAIVED. BORROWERS AND BANKS EACH KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO TRIAL BY JURY OF ALL DISPUTES BETWEEN THEM. NEITHER OF THE BANKS NOR ANY BORROWER SHALL BE DEEMED TO HAVE GIVEN UP THIS WAIVER OF JURY TRIAL UNLESS THE PARTY CLAIMING THAT THIS WAIVER HAS BEEN RELINQUISHED HAS A WRITTEN INSTRUMENT SIGNED BY THE OTHER PARTY STATING THAT THIS WAIVER HAS BEEN GIVEN UP.

         K. RELEASE. AS OF THE DATE HEREOF EACH OF THE BORROWERS REPRESENTS AND WARRANTS THAT THEY ARE AWARE OF, AND POSSESS, NO CLAIMS OR CAUSES OF ACTION AGAINST EITHER OF THE BANKS OR THE AGENT. NOTWITHSTANDING THIS REPRESENTATION AND AS FURTHER CONSIDERATION FOR THE AGREEMENTS AND UNDERSTANDINGS HEREIN, EACH OF THE BORROWERS INDIVIDUALLY, JOINTLY, SEVERALLY, AND JOINTLY AND SEVERALLY, IN EVERY CAPACITY, INCLUDING BUT NOT LIMITED TO, AS SHAREHOLDERS, OFFICERS, PARTNERS, DIRECTORS, INVESTORS, OR CREDITORS OF ANY ONE OR MORE OF THE BORROWERS, EACH OF ITS EMPLOYEES, AGENTS, EXECUTORS, SUCCESSORS AND ASSIGNS, HEREBY RELEASES EACH OF THE BANKS AND THE AGENT, THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, AFFILIATES, SUBSIDIARIES, SUCCESSORS AND ASSIGNS FROM ANY LIABILITY, CLAIM, RIGHT OR CAUSE OF ACTION THAT NOW EXISTS, OR HEREAFTER ARISES, WHETHER KNOWN OR UNKNOWN, ARISING FROM OR IN ANY WAY RELATED TO FACTS IN EXISTENCE AS OF THE DATE HEREOF. BY WAY OF EXAMPLE AND NOT LIMITATION, THE FORGOING INCLUDES ANY CLAIMS IN ANY WAY RELATED TO ACTIONS TAKEN OR OMITTED TO BE TAKEN BY EITHER OF THE BANKS OR THE AGENT UNDER THE LOAN DOCUMENTS, THE BUSINESS RELATIONSHIP WITH EITHER OF THE BANKS OR THE AGENT AND ALL OTHER OBLIGATIONS OF ANY NATURE OR KIND OF ANY ONE OR MORE OF THE BORROWERS, ANY ORAL AGREEMENTS OR UNDERSTANDINGS (ACTUAL OR ALLEGED), ANY BANKING RELATIONSHIPS THAT ANY ONE OR MORE OF THE BORROWERS HAS OR MAY HAVE HAD WITH EITHER OF THE BANKS AT ANY TIME AND FOR ANY REASON INCLUDING, BUT NOT LIMITED TO, DEMAND DEPOSIT ACCOUNTS, OR OTHERWISE, BUT DOES NOT INCLUDE THE BORROWERS' FUTURE RIGHTS TO RECEIVE LOANS UNDER THE TERMS OF THE LOAN DOCUMENTS, AS AMENDED BY THIS AGREEMENT, OR AS TO AMOUNTS ON DEPOSIT WITH EITHER OF THE BANKS OR STOCK CERTIFICATES PLEDGED TO AND HELD BY EITHER OF THE BANKS AS COLLATERAL FOR THE OBLIGATIONS.


BANK ONE, NA (successor by merger to                          PNC BANK, NATIONAL ASSOCIATION
Bank One, Michigan), individually and as Agent

By: /s/ Patricia S. Carpen                                    By: /s/ Frank P. Devine
    -------------------------------                               ---------------------------------
    Name: Patricia S. Carpen                                      Name: Frank P. Devine
    Title: Vice President                                         Title: Vice President

OWOSSO CORPORATION                                            AHAB INVESTMENT COMPANY

By: /s/ George B. Lemmon, Jr.                                 By: /s/ George B. Lemmon, Jr.
    --------------------------------                              ---------------------------------
    Name: George B. Lemmon, Jr.                                   Name: George B. Lemmon, Jr.
          Title: President & CEO                                        Title: President

[Signatures continued on following page]

[Signatures continued from previous page]

DWZM, INC.                                                    SMX LIQUIDATION CORP., INC.

By: /s/ George B. Lemmon, Jr.                                 By: /s/ George B. Lemmon, Jr.
    ------------------------------                                --------------------------------
    Name: George B. Lemmon, Jr.                                   Name: George B. Lemmon, Jr.
    Title: President                                              Title: Vice-President


OWOSSO-DELAWARE, INC.                                         STATURE ELECTRIC, INC.


By: /s/ George B. Lemmon, Jr.                                 By: /s/ George B. Lemmon, Jr.
    ------------------------------                                ---------------------------------
    Name: George B. Lemmon, Jr.                                   Name: George B. Lemmon, Jr.
   Title: President                                               Title: Vice-President


OWOSSO MOTOR GROUP, INC.                                      AAC LIQUIDATION CORP., INC.


By: /s/ George B. Lemmon, Jr.                                 By: /s/ George B. Lemmon, Jr.
    ------------------------------                                --------------------------------
    Name: George B. Lemmon, Jr.                                   Name: George B. Lemmon, Jr.
    Title: Vice-President                                         Title: Vice-President